                            SECOND MORTGAGE NOTE
                            --------------------


$200,000.00                                               December 31, 1996




     FOR VALUE RECEIVED, MILWAUKEE FAMILY GOLF CENTERS, INC., a Delaware corporation (herein called "MAKER") hereby promises to pay to the order of FORE SEASONS GOLF, INC., a Wisconsin corporation ("PAYEE") the principal sum of Two Hundred Thousand Dollars ($200,000.00), together with accrued and unpaid interest on such principal amount outstanding from time to time, from the date hereof, at the rate of 8% per annum; said principal and accrued and unpaid interest to be due and payable on the first anniversary of the date of this Note (the "MATURITY DATE").

          1. SECURITY.

          This Note is secured by that certain Mortgage (the "MORTGAGE") of even date herewith, encumbering that certain property located at 8500 North Granville Road, Milwaukee, Wisconsin as more particularly described therein (the "PROPERTY").

          2. PREPAYMENTS.

          Subject to Section 4 hereof, Maker shall be permitted to prepay all or any portion of this Note at any time and from time to time prior to the Maturity Date without penalty or premium upon not less than 30 days' prior written notice to Payee.

          3. PAYMENT.

          Interest shall be payable on the first day of April, July and October. Payment of principal and interest shall be made in lawful money of the United States of America at such place as Payee shall have designated to Maker.

          4. CONVERSION.

          (A) Payee may, at the time of any payment hereunder, on the terms set forth in this Section 4, convert all or any portion of the amount of such payment (the "CONVERSION RIGHT") into a number of shares of the common stock, par value $0.01 per share (the "COMMON STOCK") of Family Golf Centers, Inc. (the "COMPANY"), determined by dividing the amount of such payment which Payee wishes to convert (the "CONVERSION AMOUNT") by $29.00 (as adjusted in accordance herewith, the "CONVERSION PRICE").

          (B) To exercise the Conversion Right, Payee, shall deliver to the Company, at its office at 225 Broadhollow Road, Melville, New York 11747, or at such other place as is designated in writing by the Company, not less than 15 days prior to the Maturity Date or the specified date of any prepayment, a notice (the "CONVERSION NOTICE") stating that

Payee is exercising the Conversion Right, the intended Conversion Amount and the name or names in which Payee wishes the certificates for shares of Common Stock to be issued.

          (C) Fifteen days after the Company's receipt of the Conversion Notice, Payee shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise (the "CONVERSION SHARES"), notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Conversion Shares shall not then have been actually delivered to Payee. As soon as practicable after exercise of the Conversion Right, the Company shall issue and deliver to Payee a certificate or certificates for the Conversion Shares issuable upon such exercise registered in the name of Payee or its designees, together with two copies of the Registration Rights Agreement in the form of EXHIBIT A attached hereto, executed by the Company. Payee shall promptly return one copy of the Registration Rights Agreement, executed by Payee to Maker.

          (D) The issuance of any shares or other securities upon the exercise of the Conversion Right, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to Payee for any tax or other charge in respect of such issuance. Neither Maker nor the Company shall however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of Payee and neither Maker nor the Company shall be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          (E) Payee shall not have, solely on account of such status as a Payee of this Promissory Note, any rights of a stockholder of the Company, either at law or in equity, or any notice of meetings of stockholders or of any other proceedings of the Company except as provided in this Promissory Note.

          5. ADJUSTMENT OF CONVERSION PRICE.

          (A) In case the Company shall at any time after the date this Promissory Note is first issued (i) declare a dividend on the outstanding Common Stock payable in shares of its capital stock, (ii) subdivide the outstanding Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then, in each case, the Conversion Price, and the number of Conversion Shares issuable upon exercise of this Promissory Note, in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination, or reclassification, shall be proportionately adjusted so that Payee after such time shall be entitled to receive the aggregate number and kind of shares which, if the Conversion Right had been exercised immediately prior to such time, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (B) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of the Conversion Right. The remainder of the Conversion Amount which is not fully divisible by the Conversion Price shall be satisfied by the Company in lawful money of the United States of America.

          6. SECURITIES ACT; LEGEND.

          (A) Payee acknowledges that he has been advised that neither this Promissory Note nor the Conversion Shares have been registered under the Securities Act of 1933 (the "ACT"), that the Promissory Note is being or has been issued and the Conversion Shares may be issued on the basis of the statutory exemption provided by Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering. Payee acknowledges that he has been informed of, or is otherwise familiar with, the nature of the limitations imposed by the Act and the rules and regulations thereunder on the transfer of securities. In particular, Payee agrees that no sale, assignment or transfer of the Promissory Note or Conversion Shares shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment or transfer of the Promissory Note or Conversion Shares is registered under the Act, it being understood that neither the Promissory Note nor the Conversion Shares are currently registered for sale and that the Company has no obligation or intention to so register the Promissory Note or Conversion Shares except as specifically provided herein, or (ii) the Promissory Note or Conversion Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Promissory Note for the sale of the Promissory Note or the Conversion Shares and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or
(iii) such sale, assignment, or transfer is otherwise exempt from registration under the Act.

          (B) Unless registered, the Conversion Shares issued upon exercise of the Conversion Right shall be subject to a stop transfer order and the certificate or certificates evidencing such Conversion Shares shall bear the following legend:



                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE
                                     3

            MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION
            STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS."

          7. EVENTS OF DEFAULT.

          If any of the following events shall occur (each a "DEFAULT"): (i) Maker shall fail to pay any principal of or interest on this Promissory Note when due and such failure shall remain unremedied for fifteen days after written notice thereof, (ii) an entry of a decree or order by a court having jurisdiction adjudging Maker bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Maker, under federal bankruptcy law, as now or hereafter constituted, and the continuance of such decree or order is unstayed and in effect for a period of 60 days; (iii) the commencement by Maker of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or the consent of Maker to the institution of bankruptcy or insolvency proceedings against it; (iv) the filing by Maker of a petition or consent seeking reorganization or relief under federal bankruptcy law; or (v) the appointment of a receiver, liquidator, assignee, trustee, or similar official of Maker or the making by Maker of an assignment for the benefit or creditors; then Payee may declare the outstanding principal amount of this Promissory Note and all other amounts due hereunder to be immediately due and payable, whereupon the outstanding principal amount of this Promissory Note and all such other amounts shall become and shall be forthwith due and payable, without diligence, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived.

          8. NOTICES.

          (A) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to Payee, for itself and as agent for all of its transferees, at its address at 3333 W. Burgundy Court, Mequon, Wisconsin 53092, with a copy simultaneously given to Sletteland & Associates, S.C., 1555 North RiverCenter Drive, Suite 203, Milwaukee, Wisconsin 53212, Attention:
George B. Sletteland, Esq., (ii) if to Maker, at its address at 225 Broadhollow Road, Melville New York 11747, Attention: Robert J. Krause; (iii) if to the Company at its address at 225 Broadhollow Road, Melville, New York 11747, Attention: Robert J. Krause; or (iv) in any case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 8. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 8 shall be deemed given at the time of receipt thereof.

                  (B) Maker hereby covenants and agrees to provide Payee with notice, at least 20 days prior to the Company filing any registration statement under the Act, covering equity securities of the Company (other than registration statements on Form S-8 or S-4 or any other form not generally available for the registration of securities for sale to public) for its own account or for the account of others.

          9. MISCELLANEOUS.

          The rights and obligations of Maker under this Promissory Note may not be assigned, conveyed or otherwise transferred to any third party and any attempt to assign, convey or transfer such rights and/or obligations shall be null and void. Prior written notice of any assignment; conveyance or transfer of this Promissory Note by Payee must be given to Maker. This Promissory Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          This Promissory Note is made and delivered in New York, New York, and shall be governed by the laws of the State of New York.


                                                MILWAUKEE FAMILY GOLF
                                                CENTERS, INC.



                                                By: ______________________
                                                      Name: Robert Krause
                                                      Title: Vice President


                                       5